Exhibit 99.1

PURCHASE AGREEMENT

PURCHASE AGREEMENT (the "Agreement") dated as of June 30, 2026 (the “Effective Date”), by and between Hawkeye Systems, Inc. (“Hawkeye") and Roy Pritchett, Jr. (the “Purchaser”).

RECITALS

A.Hawkeye owns 25% of the membership interests of Rift Cyber, LLC (the “Company”); and

B.Hawkeye desires to sell and the Purchaser desires to purchase a 5.1% member interest of the Company (the "Membership Interest") on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein, and the mutual promises and agreements set forth herein, Hawkeye and the Purchaser agree as follows:

1. SALE

1.1Agreement to Sell. Upon the terms and subject to the conditions set forth in this Agreement, Hawkeye agrees to sell, transfer and assign to the Purchaser, and the Purchaser agrees to purchase and acquire from Hawkeye, the Membership Interest at Closing (as defined in Section 1.2 below).

1.2Closing. The Closing of the purchase and sale of the Membership Interest (the shall occur upon the Effective Date of this Agreement (the "Closing").

1.3Purchase Price. In consideration of Hawkeye's agreement to sell, transfer and assign the Membership Interest, and subject to the terms and conditions of this Agreement, including the Purchaser’s receipt of the Assignment (as defined below) signed by Hawkeye, the Purchaser agrees to pay the purchase price of Thirteen Thousand Two Hundred Twenty-Two Dollars ($13,222) to Hawkeye on the Closing.

1.4Delivery and Transfer of Membership Interest. Hawkeye represents, warrants and covenants as follows: (a) the Membership Interest represents 20.4% of Hawkeye’s ownership interest in the Company; (b) as of the date of this Agreement and the Closing, Hawkeye has good, valid and indefeasible title to the Membership Interest, free and clear of all liens, charges, encumbrances, security interests, options, calls, puts, pledges, trusts, voting trusts, assessments, reservations, restrictions, commitments, obligations, liabilities or claims of any nature whatsoever; and (c) other than those which have been obtained, no consent, approval or authorization of, certification, declaration or filing with any person, entity or granted authority is required in connection with the valid execution and delivery of this Agreement or the sale of the Membership Interest; (d) the sale of the Membership Interest to the Purchaser does not and will not conflict with or constitute a breach or event of default or instrument to which Hawkeye is a party, or any law, rule, regulation or court order applicable to Hawkeye. Contemporaneously herewith, Hawkeye shall assign the Membership Interest to the Purchaser by executing an Assignment of Membership Interest, in the form attached hereto as Exhibit A, (the “Assignment”).

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2. MISCELLANEOUS

2.1Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators, representatives, agents and assigns any right, remedy, obligation or liability under or by reason of this Agreement.

2.2Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any other electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

2.3Entire Agreement. This Agreement, together with the Exhibits attached hereto and all other documents to be delivered pursuant hereto, constitute the complete and exclusive written expression of the terms and conditions of the agreement among the parties and supersedes all prior or contemporaneous proposals, agreements, understandings, negotiations and discussions, oral or written, between the parties pertaining to the subject matter hereof. This Agreement may not in any way be explained, supplemented or modified by: (a) any prior or existing course of dealing; (b) any prior performance of the parties; or (c) any other method, unless amended by a writing executed by Hawkeye and the Purchaser.

2.4Execution of Additional Documents. Each party hereto will, at any time, and from time to time after Closing, upon request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to carry out the intent of this Agreement, to transfer and vest title to the Membership Interest, to help the Purchaser or a representative of the Purchaser protect the right, title and interest in and enjoyment of the Membership Interest assigned, transferred and conveyed to the Purchaser pursuant to this Agreement; provided, however, this Agreement shall be effective regardless of whether any such additional documents are executed.

2.5Governing Law. This Agreement shall be enforced in accordance with and governed by the laws of the State of Nevada.

2.6Severability. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any other provision of this Agreement inoperative, unenforceable or invalid.

2.7Waiver. Any party may, by providing written notice to the other, (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any condition or covenant of the other contained in this Agreement; or (c) waive performance of any obligation of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a wavier by the party taking such action of compliance with any representation, warranty, covenant, condition or agreement contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

[THE NEXT PAGE IS THE SIGNATURE PAGE.]

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[SIGNATURE PAGE TO THE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first written above.

HAWKEYE SYSTEMS, INC.

By:        /Q Byron Hamlett/

Name: Q Byron Hamlett

Title: Chief Financial Officer

PURCHASER:

Roy Pritchett, Jr.

By:       /Roy Pritchett, Jr./

Name: Roy Pritchett, Jr.

Title:

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Exhibit A

ASSIGNMENT OF MEMBERSHIP INTEREST

THIS ASSIGNMENT OF MEMBERSHIP INTEREST (the “Assignment”) is made and is effective as of June 30, 2026, between Hawkeye Systems, Inc. (the “Assignor”), to Roy Pritchett, Jr. (the “Assignee”).

Assignor, for the consideration set forth in a certain Purchase Agreement between the parties hereto, dated as of June 30, 2026 (the “Agreement”), hereby grants, conveys, bargains, sells, assigns, sets over, transfers and delivers to Assignee the Assignor’s entire interest in Assignee including, but not limited to, its capital account, its right to participate in the management of Assignee and all other rights and privileges associated with Assignor’s membership and economic interest in Assignee (collectively referred to herein as the “Membership Interest”). The Membership Interest represents an ownership interest of Two Hundred Five and 72/100 (205.72) Class B Units of Assignee. Assignor does hereby covenant with and warrant to Assignee as follows: Assignor has good, valid and indefeasible title to the Membership Interest, free and clear of all liens, charges, encumbrances, security interests, options, calls, puts, pledges, trusts, voting trusts, assessments, reservations, restrictions, commitments, obligations, liabilities or claims of any nature whatsoever.

Assignor hereby covenants with Assignee that Assignor will execute and deliver to Assignee such other and further instruments of transfer, assignment and conveyance and will use Assignor’s commercially reasonable efforts to secure all such consents and waivers as may be necessary more fully to transfer, assign and convey the Membership Interest to Assignee; provided, however, this Assignment shall be effective regardless of whether any such additional documents are executed or any such additional action is taken.

Assignor hereby irrevocably constitutes and appoints the managers of Assignee as Assignor’s attorney-in-fact to transfer the Assignor’s Membership Interest on the books of Assignee with full power of substitution in the premises, and to take all action which they deem necessary or appropriate to accomplish and complete such transfer.

[Signature Page To Follow]

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IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment as of the date first above written.

HAWKEYE SYSTEMS, INC.

By:        /Q Byron Hamlett/

Name: Q Byron Hamlett

Title: Chief Financial Officer

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